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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 6, 2005

INTERNATIONAL BARRIER TECHNOLOGY INC.

(Exact Name of Registrant as Specified in its Charter)

British Columbia, Canada	000-20412	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 West Pender Street, #604 Vancouver, British Columbia, Canada	V6C 2T7
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (604) 689-0188

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (5-06)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 8.01 Other Events.

a.  The Company, a manufacturer of proprietary fire-resistant building materials, is pleased to report the release of a revised Internet-website: "International Barrier Technology, Protecting People and Property From Fire".  The website may be found at: www.intlbarrier.com.  Further details are available in the Company’s press release dated July 18, 2006 that is attached hereto and incorporated by reference.

b.  In August 2005, the Company engaged Dutton Associates, a California-based independent securities research firm, to provide publicly available research reports on the Company.  There initial report was published September 6, 2005, with six subsequent updates.  The Dutton Associates website may be found at http://www.jmdutton.com/index.html.  Their reports are attached hereto and incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1

Press Release, July 18, 2006

99.2

Dutton Associates Research Report, September 6, 2005

99.3

Dutton Associates Update Report, January 13, 2006

99.4

Dutton Associates Research Notes, March 9, 2006

99.5

Dutton Associates Research Notes, March 16, 2006

99.6

Dutton Associates Research Notes, May 11, 2006

99.7

Dutton Associates Research Notes, July 8, 2006

99.8

Dutton Associates Update Report, July 14, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2006           International Barrier Technologies Inc.

                                             (Registrant)

/s/ Michael Huddy

(Signature)

(Michael Huddy, President/CEO/Director)

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